US 6370 1 REVISION 1 TO THE CASE IH AGRICULTURAL EQUIPMENT SALES & SERVICE AGREEMENT THIS IS A REVISION to the Case IH Sales and Service Agreement (“Agreement”) between CNH Industrial America LLC (“Case IH”) and Titan Machinery Inc. (“Dealer”) dated May 31, 2017. Revised Schedules: A Dealer Legal Information, Ownership and Management X B Products & Licensed Trademarks X C Sales and Service Market of Responsibility D Dealer Locations Purpose for Revision: Effective Date Dealer Titan Machinery Inc. Dealer Name By CEO Title (authorized owner, officer, partner, president) Date Case IH CNH Industrial America LLC By Director, Network Development Title Date This is a Revision to the Sales & Service Agreement • Amending Schedules B and C to revise the assignments for the application equipment This Revision also amends the Letter Agreement for SP Sprayers executed on 5/31/2017 to delete the restriction on sales to commercial end users.

CASE IH AGRICULTURE

SCHEDULE B
Agricultural Equipment Sales and Service Agreement

CNH Industrial America LLC

PRODUCTS & LICENSED TRADEMARKS

Legal Entity Name: Titan Machinery Inc.

Trade (DBA) Name: Titan Machinery Inc.

Primary Location Address: ______________________________

(Street, City, State and Zip Code)

AUTHORIZED PRODUCT LINE(S)

		TOTAL AG													SPS	SSL
		LT	AG	FW	GH	HF	DT	SF	FT	AS	PT	TF	SC	CT	TS	SL
Dealer City	Dealer State	60 HP & Under Plus Case IH Scouts	2WD Tractors above 60 HP	4WD	Combine	H&F	Yield Till	Strip Till	Pull Fert.	Air Seed	Pull Spray	Floater	Sugar-cane	Cotton	SP Spray*	Skid Steer

* SP Sprayer sales are permitted to commercial end users and grower end users.

Authorized Licensed Trademark(s): Case IH, Case Construction, CNH Industrial Parts

______________________________ **Director, Network Development**

______________________________ **Date**

CASE IH AGRICULTURE

SCHEDULE C
Agricultural Equipment Sales and Service Agreement

CNH Industrial America LLC

SALES AND SERVICE MARKET OF RESPONSIBILITY

Legal Entity Name: Titan Machinery Inc.
Trade (DBA) Name: Titan Machinery Inc.
Primary Location Ad

(Street, City, State and Zip Code)

The chart below identifies, by Product Line, the percentage portion of the market of industry unit sales within the geographic area for which the Dealer has sales and service responsibility.

EX: If the Dealer is assigned 50% of the industry sales volume in county "X" in which 100 units of a given product line is sold, then the Dealer's SSM for that Product Line is 50% of the 100 units, or 50 units.

				Product Lines and County SSM Assignment															
				LT	AL	AG	FW	GH	HF	DT	SF	FT	AS	PT	TF	SC	CT	TS	SL
Dealer Code	Dealer City, State	County Assignment	ST	2WD Tractors < 59 HP	2WD Tractors 60-139 HP	2WD Tractors > 60 HP	4WD	Combine	H&F	Yield Till	Strip Till	Pull Fert.	Air Seed	Pull Sprayer	Floater	Sugar-cane	Cotton	SP Sprayer	Skid Steer

Director Network Development

Date